FACTORY STORES OF AMERICA, INC.
                           1996 RESTRICTED STOCK PLAN


         Factory Stores of America, Inc., a Delaware corporation (the "Corporation") does herein set forth the terms of the Factory Stores of America, Inc. 1996 Restricted Stock Plan (this "Plan"), which was adopted by the Board of Directors (the "Board") of the Corporation and the Executive Compensation Committee of the Board (the "Committee") on January 16, 1996.

         1.  Purpose of this Plan

         The purpose of this Plan is to provide to selected directors, officers, and employees of the Corporation ("Participants" or singularly, "Participant") an ownership interest in the Corporation, in consideration of their past or anticipated future contributions to the profitability of the Corporation by making awards ("Awards"or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board believes that participation in the ownership of the Corporation will induce Participants to serve the Corporation as directors, officers, or employees and encourage them to contribute to the future growth and profits of the Corporation. In addition, the existence of this Plan will make it possible for the Corporation to attract capable individuals to serve as directors, officers, or employees of the Corporation.

         2.  Administration of this Plan

                  (a) This Plan shall be administered by the Committee. The Committee shall have full power and authority to construe, interpret, and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties.

                  (b) The Committee shall decide to whom Awards shall be made under this Plan except as provided in subparagraphs 3(b) and 5(a) below, the number of shares of Common Stock subject to each Award except as provided in subparagraph 5(a) below, and such additional or different terms and conditions for any or all Awards as the Committee shall deem appropriate.

                  (c) The Committee may designate any officers or employees of the Corporation to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

         3.  Shares of Common Stock Available Under the Plan

                  (a) The Corporation shall provide funding to the Plan to purchase Three Hundred Fifty Thousand (350,000) shares of the Common Stock of the Corporation (the "Initial Plan Shares"). Such shares shall be held or delivered by the Corporation pursuant to the terms of this Plan. The Initial Plan Shares may be (i) issued from the Corporation's reserve of

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         authorized but unissued shares of Common Stock or (ii) purchased on the open market, subject to any limitations of the federal securities laws, as may be determined by the Committee.

                  (b) Subsequent to the purchase of the Initial Plan Shares as provided in subparagraph (a) above, One Hundred Ninety-Six Thousand Six Hundred Sixty-Seven (196,667) of such shares (the "Allocated Initial Plan Shares") shall be allocated as provided in Paragraph 5 below. If shares once allocated to an Initial Participant (as hereinafter defined) are forfeited as provided in Paragraph 6 below, then such forfeited shares shall be retained in the Plan and they shall again be available for making additional Awards to Participants as provided in Paragraph 2 above.

                  (c) At any time, and from time to time, the Board may resolve to issue or purchase additional shares of Common Stock for making Awards under this Plan. Such shares shall be held by the Corporation pursuant to the terms of this Plan and shall be available for making additional Awards to Participants as provided in Paragraph 2 above.

                  (d) The shares referred to in (i) the last sentence of subparagraph (b) above; (ii) subparagraph (c) above; and (iii) the last sentence of this subparagraph (d) and any unallocated Initial Plan Shares shall be treated collectively as a pool of shares available (the "Available Shares") for making additional Awards to Participants as provided in Paragraph 2 above. With respect to the Available Shares, if any such shares once allocated to a Participant are forfeited as provided in Paragraph 6 below, then such forfeited shares shall be available again for grants to Participants as provided in Paragraph 2 above.

         4.  Eligibility

         The Participants in this Plan to whom Awards may be made shall be the members of the Board and such officers and employees of the Corporation as may be designated by the Committee.

         5.  Award of Allocated Initial Plan Shares; Additional Awards

                  (a) Subject to the provisions of Paragraph 7 below, all of the Allocated Initial Plan Shares shall be awarded to the persons listed on
         Schedule 5(a) (the "Initial Participants") in the number indicated opposite their respective names, based upon past service and the continued service of such individuals or their anticipated future service as members of the Board, officers, or employees of the Corporation.

                  (b) The Available Shares shall be held by the Corporation under this Plan and shall be available for the making of additional Awards to Participants during the remaining term of this Plan, upon such terms and conditions as may be determined by the Committee.



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         6.  Vesting of Shares

                  (a) Unless otherwise determined by the Committee pursuant to Paragraph 2(b) above, shares granted under this Plan shall vest and the right of a Participant to the shares shall be nonforfeitable in accordance with the following schedule.

                  Date When Such Shares                     Percentage of Such
                      Become Vested                            Shares Vested

              First anniversary of Date of Award                   331/3
              Second anniversary of Date of Award                  662/3
              Third anniversary of Date of Award                    100

                  (b) In determining the number of shares vested under the above vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be to the whole number of shares disregarding any fractional share.

                  (c) In the event the employment or board membership, as applicable, of any Participant is terminated for any reason other than as provided in subparagraphs (d), (e), and (f) below, and such Participant does not have a 100% vested interest in an Award, then any shares which are not vested, based upon the schedule in subparagraph
         (a) above, shall be forfeited and shall be available again for Awards to Participants as may be determined by the Committee.

                  (d) Unless otherwise determined by the Committee pursuant to Paragraph 2(b) above, in the event that the membership of a Participant on the Board or the employment of a Participant with the Corporation should terminate because of such Participant's retirement, disability, or death prior to the date when all shares allocated to the Participant would be 100% vested in accordance with the schedule in subparagraph
         (a) above then, notwithstanding the schedule in subparagraph (a) above, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "retirement" shall mean termination of a Participant's membership on the Board or employment with the Corporation (i) with respect to Participants who are employees of the Corporation, (A) simultaneously with or subsequent to the termination of employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation or (B) attaining age 65; (ii) with respect to Participants who are nonemployee directors of the Corporation, at any time after attaining age 75 with approval of the Committee. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended; provided, however, that in the event the employment

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         of a Participant by the Corporation is governed by a written employment agreement that contains a definition of "disability," "permanent disability," or similar term for purposes of such agreement, then the definition of such term as set forth therein shall define "disability" for purposes of this Plan.

                  (e) Unless otherwise determined by the Committee pursuant to Paragraph 2(b) above, in the event that the membership of a Participant on the Board or the employment of a Participant with the Corporation should terminate because of a "change in control" of the Corporation prior to the date when all shares allocated to the Participant would be 100% vested in accordance with the schedule in subparagraph (a) above then, notwithstanding the schedule in subparagraph (a) above, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. When used herein, the phrase "change in control" means the first to occur of the following events: (i) any person or group of commonly controlled persons owns or controls, directly or indirectly, fifty percent (50%) or more of the voting control or value of the capital stock of the Corporation following the grant date of the Award; (ii) any person or group of commonly controlled persons owning less than five percent (5%) of the voting control or value of the capital stock of the Corporation within 30 days following the grant date of the Award owns or controls, directly or indirectly, more than twenty percent (20%) of the voting control or value of the capital stock of the Corporation; or (iii) following the grant date of the Award, the stockholders of the Corporation approve an agreement to merge or consolidate with another corporation or other entity resulting (whether separately or in connection with a series of transactions) in a change in ownership of twenty percent (20%) or more of the voting control or value of the capital stock of the Corporation, or an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets (including without limitation, a plan of liquidation or dissolution), or otherwise approve of a fundamental alteration in the nature of the Corporation's business; provided, however, a pledge, hypothecation, or other similar disposition for the purpose of providing collateral security made at the time the Corporation enters into a bona fide financing transaction with a party which at the time of such transaction is not an affiliate of the Corporation would not constitute a change in control; provided, further, that in the event the employment of a Participant by the Corporation is governed by a written employment agreement that contains a definition of "change in control" for purposes of such agreement, then the definition of "change in control" as set forth therein shall define "change in control" for purposes of this Plan. Notwithstanding the foregoing provisions of this subparagraph (e) the ownership or acquisition of capital stock of the Corporation by J. Dixon Fleming, Jr., C. Cammack Morton, Connell L. Radcliff, and/or their respective affiliates, shall not be deemed to result in a "change in control" of the Corporation.

                  (f) Unless otherwise determined by the Committee pursuant to Paragraph 2(b) above, in the event that the employment of a Participant by the Corporation is governed by a written employment agreement and the employment of that Participant is terminated

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         "without cause" as defined in such employment agreement then, notwithstanding the schedule in subparagraph (a) above, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable.

         7.  Action Required of Participants

                  (a) Each Participant receiving an Award of shares under this Plan shall represent to and agree with the Corporation that the Participant (i) is acquiring such shares on the Participant's behalf as an investment and not with a present intention of distribution or resale and (ii) agrees to have placed upon the certificates representing such shares a legend setting forth these representations and agreements or a reference thereto. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible under this Plan and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities laws and regulations.

                  (b) Each Participant receiving an Award of shares under this Plan shall deliver to the Corporation a Restricted Stock Agreement substantially in the form attached hereto as Exhibit A modified as necessary to reflect any additional or different terms and conditions or such Award deemed appropriate by the Committee pursuant to subparagraph 2(b) above, which shall be signed by such Participant. In the event of any inconsistency between this Plan and any such Restricted Stock Agreement, the terms of the Restricted Stock Agreement shall prevail.

         8.  Restriction

                  (a) Shares subject to an Award made under this Plan shall forthwith, after the making of the representations required by Paragraph 7 above, be issued and a certificate or certificates for such shares shall be prepared in the name of such Participant. Such Participant shall thereupon be a stockholder with respect to all the shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to a such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of subparagraph 8(b) below) paid with respect to such shares; provided, however, that such shares shall be subject to the restrictions described in Paragraph 6 above. Certificates of stock representing shares subject to an Award made under this Plan shall be imprinted with a legend to the effect that the shares represented are subject to restrictions on transfer and potential forfeiture in accordance with the terms of the Restricted Stock Agreement, and the transfer agent for Common Stock shall be instructed to that effect with respect to such shares. In furtherance of such restrictions, the Participant shall, immediately upon receipt of the certificate or certificates, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank with the Corporation.



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                  (b) In the event that, as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization, or otherwise, a Participant shall, as the owner of the shares subject to an Award made under this Plan and subject to the restrictions hereunder, be entitled to new or additional or different shares of Common Stock or other securities, the certificate or certificates for, or other evidence of, such new or additional or different shares or other securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with a legend as provided in subparagraph 8(a) above and deposited by such Participant with the Corporation, and all provisions of this Plan relating to vesting, restrictions, and lapse of restrictions herein set forth shall thereupon be applicable to such flaw or additional or different shares or other securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if a Participant should receive rights warrants, or fractional interests in respect of any such shares then being held under the terms of this Plan, such rights or warrants may be held, exercised, sold, or otherwise disposed of, and such fractional interests may be settled, by such Participant free and clear of the restrictions herein set forth.

                  (c) The restriction to which shares subject to an Award made under this Plan shall be subject is that if the directorship or employment of a Participant should be terminated for any reason during the "restricted period" (as defined in subparagraph 12(b) ) below), except as otherwise specifically provided in Paragraph 6 above, the Participant's interest in the shares issued under this Plan shall be forfeited as provided in the applicable schedule in subparagraph l2(b) below.

                  (d) The restrictions imposed on shares issued under this Plan may at any time be modified, reduced, relaxed, or eliminated altogether as the Committee shall from time to time determine, if, in its discretion, the Committee considers such action to be in furtherance of the purposes of this Plan. Notice of any change in restrictions shall be given to affected Participants and the Corporation's transfer agent.

         9. Effect of Award on Status of Participant. The fact that an Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board, nor right to continued employment with the Corporation; nor shall it limit the right of the directors or the stockholders to remove such Participant from the Board, or to terminate the Participant's employment at any time.

         10. Voting Rights; Dividends; Other Distributions. A Participant shall have the full power to vote all of the shares held by the Corporation in the Participant's name from time to time and shall be entitled to receive all cash dividends declared upon any such shares held by the Corporation in the Participant's name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, issued in respect of such shares or in substitution thereof, whether by the Corporation or by another issuer, shall be held by the Corporation and shall be subject to all terms and conditions of this Plan and shall be redelivered to

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a Participant or delivered as instructed by the Committee under the same circumstances as the shares with respect to, or in substitution for, which they were issued, provided, however, that if a Participant should receive rights, warrants, or fractional interests in respect of any of the shares held by the Corporation in the Participant's name, such rights or warrants may be held exercised, sold, or otherwise disposed of, and such fractional interests may be settled, by such Participant free and clear of the restrictions herein set forth. The Board shall have the full power to vote all Available Shares. Cash dividends declared upon Available Shares shall be deposited in an interest bearing account established for this Plan and shall be available to fund future Awards or any other purpose determined by the Committee to be appropriate; including, without limitation, payment over to the Corporation.

         11.  Adjustment  Upon  Changes  in  Capitalization;   Dissolution;   or
Liquidation

                  (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a reclassification, recapitalization, reorganization, merger, or consolidation, or other similar capital adjustment, merger or consolidation of the Corporation, or the sale by the Corporation of all or a substantial portion of its assets, or the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the Committee may make such adjustments in the terms, conditions, or restrictions of this Plan and in any Restricted Stock Agreement then in effect, as the Committee shall deem equitable and just.

                  (b) The making of an Award under this Plan shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or its issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

         12.  Nontransferability

                  (a) Any shares subject to an Award made under this Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the "restricted period." Nothing herein shall preclude a Participant from making a gift of any such shares to a spouse, child, stepchild, grandchild, parent, or sibling, or legal dependent of such Participant, or to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or such Participant; provided, however, that any such shares so given by a Participant shall remain subject to the restrictions, obligations, and conditions set forth in this Plan. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty (50%) percent of the outstanding Common Stock and may be surrendered in a merger, consolidation, or share exchange involving the corporation; provided, however, in each case, that except as otherwise provided

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         herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

                  (b) The term "restricted period" with respect to shares subject to an Award made under this Plan shall be the period commencing on the date of making such Award of such shares to a Participant and ending on the date on which such shares are no longer subject to forfeiture as provided in paragraph 6(a) above. The date of making an Award with respect to the Initial Plan Shares shall be the date determined by the Board which shall be no sooner than the Effective Date (as hereinafter defined). The date of making an Award with respect to Available Shares shall be the date of execution by a Participant of a Restricted Stock Agreement in the form referred to in subparagraph 7(b) above.

         13. Tax Withholding. The Corporation shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the making of an Award or the sale of shares acquired under this Plan in order for the Corporation to obtain a tax deduction otherwise available as a consequence of such Award or sale, as the case may be.

         14. Exculpation and Indemnification. In connection with this Plan, no member of the Board or the Committee shall be personally liable for any act or omission to act in such person's capacity as a member of the Board or the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, gross negligence, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Board and the Committee and each other officer or employee of the Corporation to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

         15. Amendment and Modification of this Plan. The Board may at any time, and from time to time, amend or modify this Plan (including the form of Restricted Stock Agreement) in any respect; provided, however, that no amendment or modification shall be made that increases the total number of Allocated Initial Plan Shares covered by this Plan, changes the list of Initial Participants or the number of Allocated Initial Plan Shares allocated to each, or effects any change in the category of persons who may receive Awards of shares under this Plan. Any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or the transferee in the event of the death of such Participant.


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         16.  Termination and Expiration of this Plan. This Plan may be abandoned, suspended, or terminated, in whole or in part at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Awards theretofore made under this Plan. Unless sooner terminated this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the Effective Date (as hereinafter defined), or the next business day thereafter; and no Award of shares may be made under this Plan thereafter but such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any Available Shares that had not been allocated to eligible Participants together with any other trust assets, shall revert to the Corporation.

         17. Effective Date. This Plan has been adopted by the Board and the Committee to be effective as of January 16, 1996 (the "Effective Date").

         18. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

         19. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

         20. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

         21. Inspection of Plan. A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.



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